DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities [Absract]
Financial Instruments and Risk Management

<>NOTE 16 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES:

  <>< Foreign exchange risk management:

  In 2015, approximately 43% of Teva's revenues came from sales outside of the United States. As a result, Teva is subject to significant foreign currency risks.

  The Company enters into forward exchange contracts in non-functional currencies and purchases and writes non-functional currency options in order to hedge the currency exposure on identifiable balance sheet items. In addition, the Company takes steps to reduce exposure by using “natural” hedging. The Company also acts to offset risks in opposite directions among the companies in the Group. The currency hedged items are usually denominated in the following main currencies: the new Israeli shekel (NIS), the euro (EUR), the Swiss franc (CHF), the British pound (GBP), the Hungarian forint (HUF), the Croatian kuna (HRK), other European currencies and Latin American currencies such as the Mexican peso (MXN).

  The writing of options is part of a comprehensive currency hedging strategy.

  <>The counterparties to the derivatives are comprised mainly of major banks and, in light of the current financial environment, the Company is monitoring the associated inherent credit risks. The Company does not enter into derivative transactions for trading purposes.

  Venezuela has experienced hyper-inflation in recent years and has several official exchange rates, which deviate significantly among themselves as well as from unofficial market rates. In addition, remittance of cash outside of Venezuela is limited. Teva currently prepares its financial statements using the official preferential industry exchange rate of 6.3 bolivars per U.S. dollar. If such exchange rate is no longer able to be used as a result of a devaluation or other changing circumstances, Teva is exposed to a potential loss of its net monetary assets in Venezuela, which, as of December 31, 2015, amounted to approximately $487 million using the official exchange rate.

  Interest risk management:

The Company raises capital through various debt instruments, including straight notes that bear a fixed or variable interest rate, bank loans, securitizations and convertible debentures. In some cases, the Company has swapped from a fixed to a floating interest rate (“fair value hedge”) and from a fixed to a fixed interest rate with an exchange from a currency other than the functional currency (“cash flow hedge”), thereby reducing overall interest expenses or hedging risks associated with interest rate fluctuations.

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c. Derivative instrument disclosure:

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:

	December 31,
	2015	2014

	(U.S. $ in millions)

Forward starting interest rate swap - cash flow hedge	$3,500	$-
Interest rate swap - fair value hedge	1,294	1,750
Cross-currency swap - cash flow hedge	588	1,875
Treasury lock - cash flow hedge	500	-
Forecasted transactions - cash flow hedge	-	280

The following table summarizes the classification and fair values of derivative instruments:
	Fair value
	Designated as hedging instruments		Not designated as hedging instruments
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Reported under	(U.S. $ in millions)

Asset derivatives:
Other current assets:
Cross-currency swaps - cash flow hedge	$-	$14	$-	$-
Forward starting interest rate swaps - cash flow hedge	26	-	-	-
Option and forward contracts -cash flow hedge	-	14	-	-
Option and forward contracts	-	-	25	68
Other non-current assets:
Cross-currency swaps - cash flow hedge	78	6	-	-
Interest rate swaps - fair value hedge	1	-	-	-

Liability derivatives:
Other current liabilities:
Forward starting interest rate swaps - cash flow hedge	(10)	-	-	-
Treasury lock- cash flow hedge	(5)	-	-	-
Option and forward contracts -cash flow hedge	-	(1)	-	-
Option and forward contracts	-	-	(11)	(53)
Senior notes and loans:
Interest rate swaps - fair value hedge	(11)	(43)	-	-

Derivatives on foreign exchange contracts hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, gains of $26 million, $85 million and $76 million were recognized under financial expenses - net for the years ended December 31, 2015, 2014 and 2013 respectively. Such gains offset the revaluation of the balance sheet items also booked under financial expenses—net.

With respect to the interest rate and cross-currency swap agreements, gains of $27 million, $41 million and $35 million were recognized under financial expenses - net for the years ended December 31, 2015, 2014 and 2013, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

In connection with the debt tender offer completed in February 2015, Teva terminated certain of its derivatives designated as hedging instruments and recognized a loss of $36 million under financial expenses-net. See note 11.

In the third and fourth quarters of 2015, Teva entered into forward starting interest rate swap and treasury lock agreements designated as cash flow hedges of future debt issuances, anticipated in connection with the Actavis Generics acquisition, with respect to $3.5 billion and $500 million notional amounts, respectively. These agreements hedge the variability in anticipated future interest payments due to changes in the benchmark interest rate between the date the agreements were entered into and the expected date of future debt issuances in 2016, at which time these agreements are intended to be settled. Upon completion of a debt issuance and settlement of the swap agreements, the change in fair value of these instruments recorded as part of other comprehensive income (loss) will be amortized under financial expenses-net over the life of the debt.

In January 2016, Teva entered into additional forward starting interest rate swap and treasury lock agreements, designated as cash flow hedge of the anticipated future debt issuance, with respect to $250 million and $1 billion notional amounts, respectively.

d. Securitization:

In April 2011, Teva established an accounts receivable securitization program with BNP Paribas Bank. Under the program, Teva sells, on an ongoing basis, certain accounts receivable and the right to the collections on those accounts receivable to BNP Paribas.

Once sold to BNP Paribas, the accounts receivable and rights to collection are separate and distinct from Teva's own assets. These assets are unavailable to Teva's creditors should Teva become insolvent. BNP Paribas has all the rights ensuing from the sale of the securitized accounts receivable, including the right to pledge or exchange the assets it received. Consequently, the accounts receivable in Teva's consolidated balance sheets is presented net of the securitized receivables.

As of December 31, 2015 and 2014, the balance of Teva's securitized assets sold amounted to $445 million and $585 million, respectively. Gains and losses related to these transactions were immaterial for the three years ended December 31, 2015.

The following table summarizes the net balance outstanding under the outstanding securitization program:

	As of and for the year ended December 31,

	2015	2014
	(U.S. $ in millions)

Sold receivables at the beginning of the year	$585	$590
Proceeds from sale of receivables	3,447	4,287
Cash collections (remitted to the owner of the receivables)	(3,532)	(4,202)
Effect of currency exchange rate changes	(55)	(90)
Sold receivables at the end of the year	$445	$585